UNITED STATES
SECURITIES AND

EXCHANGE COMMISSION
Washington, D.C. 20549
FORM
8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
April 21, 2023

Date of Report (date of earliest event reported)
CROSSFIRST BANKSHARES, INC.

(Exact name of registrant as specified in its charter)
Kansas
001-39028
26-3212879
(State or other jurisdiction of
incorporation or organization)
(Commission File Number) (I.R.S. Employer Identification No.)
11440 Tomahawk Creek Parkway
Leawood
Kansas
(Address of Principal Executive Offices)
66211
(Zip Code)
(
913
)
901-4516

Registrant's telephone number, including area code
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐

Soliciting

material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class Trading Symbol(s) Name of each exchange on which registered
Common Stock, par value $0.01 per share
CFB
The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933
(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company
☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for
complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 3.02.

Unregistered Sales of Equity Securities.
On April 21, 2023,

the Company entered

into the agreement

and plan of

merger described below

under Item 7.01.

In accordance with

the
agreement, the

Company has

agreed to

pay up

to 50%

of the

merger consideration

in the

form of

Company common

stock based

on the
election of

the target

stockholders and

subject to

certain conditions.

The Company's

common stock

will be valued

at a

per share

price of
$14.11

for

purposes

of

calculating

the

merger

consideration.

The

Company

expects

to issue

up

to

approximately

621,000

shares

of

its
common

stock

at

closing

assuming:

(i)

aggregate

merger

consideration

of $17.5

million;

and

(ii)

that

the

Company

issues 50%

of

such
merger consideration

in the

form of

the Company's

common stock.

The parties

agreed that

the Company

common stock

to be

issued as
merger

consideration

will

not

be

registered

under

the

Securities

Act

of

1933,

as

amended

(the

“Securities

Act”),

in

reliance

on

the
exemption

from

registration

provided

by

Section

4(a)(2)

of

the

Securities

Act

and/or

Regulation

D

promulgated

thereunder,

and

are
intended to be issued in compliance with such exemptions only to "accredited investors".

Item 7.01.

Regulation FD Disclosure.
On

April

21,

2023,

the

Company

announced

an

agreement

under

which

the

Company

will

acquire

all

of

the

shares

of

Canyon
Bancorporation, Inc.

(“Canyon”) and

its wholly

owned subsidiary,

Canyon Community

Bank, N.A.

(“CCB”).

The business

combination
will result

in the

mergers of

Canyon with

and into

the Company,

with the

Company being

the survivor,

and CCB

merging with

and into
CrossFirst Bank

(“CFB Bank”),

with CFB

Bank being

the survivor.

Canyon shareholders

are expected

to receive

a combination

of cash
and Company

common stock as

consideration for

their shares of

Canyon common

stock, with an

aggregate transaction

value estimated

at
$15.1 million based on the current Company stock price.

The Company’s announcement of the transaction is included in the press release attached hereto as Exhibit 99.1 and incorporated herein by
reference.

The transaction is

currently expected to

close in the

second half of

2023, subject to

approval by bank

regulatory authorities, as

well as the
satisfaction of other customary closing conditions.

The

information

in

Item

7.01

of

this

Current

Report,

including

Exhibits

99.1,

is

being

“furnished”

and

shall

not

be

deemed

"filed"

for
purposes

of

Section

18

of the

Securities

Exchange Act

of 1934,

as amended

(the

“Exchange Act”),

or

incorporated

by reference

in any
filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly stated in such a filing.
Item 9.01.

Financial Statements and Exhibits.
(d) Exhibits
99.1
Press Release Issued April 21, 2023
104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to

the requirements

of the

Securities Exchange Act

of 1934,

the Registrant

has duly

caused this

report to

be signed

on its behalf
by the undersigned hereunto duly authorized.
Date: April 21, 2023 CROSSFIRST BANKSHARES, INC.

By: /s/ Benjamin R. Clouse

Benjamin R. Clouse
Chief Financial Officer